UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2025

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Jubilee Avenue, Milton Park

Abingdon, Oxfordshire OX14 4RX

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares, each representing 6 Ordinary Shares, par value £0.001 per share	ADAP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 1, 2025, Adaptimmune Therapeutics plc (the “Company”) received a letter from The Nasdaq Stock Market (“Nasdaq”) approving the transfer of the listing of the Company’s American Depositary Shares (“ADSs”) from the Nasdaq Global Select Market to the Nasdaq Capital Market (the “Approval”).

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission, on November 1, 2024, the Company received a notice from Nasdaq that the Company is not in compliance with Nasdaq’s Listing Rule 5450(a)(1), because the minimum bid price of the Company’s ADSs has been below $1.00 per share for 30 consecutive business days. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was given 180 calendar days, or until April 30, 2025, to regain compliance with the minimum bid price requirement. Subsequently, on April 22, 2025, the Company submitted an application to transfer the listing of its ADSs from The Nasdaq Global Select Market to The Nasdaq Capital Market and requested an additional 180-day compliance period which becamse available to the Company as a result of the transfer of its listing to that market.

As a result of the Approval, the Company has been granted an additional 180 days, or until October 27, 2025, to regain compliance with the minimum bid price requirement. The Company’s ADSs will be transferred to the Nasdaq Capital Market effective as of the opening of business on May 2, 2025, and will continue to trade under the symbol “ADAP.”

To regain compliance with the minimum bid price requirement and qualify for continued listing on the Nasdaq Capital Market, the minimum bid price per ADS must be at least $1.00 per share for a minimum of ten consecutive business days during the additional 180-day compliance period. If the Company does not regain compliance within this period, its ADSs may be subject to delisting by Nasdaq.

The Company intends to monitor the closing bid price of its ADSs and assess potential actions to regain compliance with Nasdaq’s Listing Rule 5450(a)(1).

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that are not historical facts and can be identified by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” or the negative of these terms, or other comparable terminology. These statements are based on our current expectations, estimates, and projections about our business and industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, the Company’s intent and ability to regain compliance with the minimum bid price requirement and qualify for continued listing on The Nasdaq Capital Market. Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to differ materially from those expressed or implied by the forward-looking statements. For a further description of the risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, as well as risks relating to our business in general, we refer you to the risks described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission. The forward-looking statements contained in this current report on Form 8-K speak only as of the date the statements were made and the Company does not undertake any obligation to update such forward-looking statements to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: May 1, 2025	By:	/s/ Margaret Henry
		Name:	Margaret Henry
		Title:	Corporate Secretary